January 2, 1998






Signal Apparel Company, Inc.
Manufacturer's Road
Chattanooga, Tennessee 37405

     Re:  Fifth Interim Extension

Gentlemen:

     This will serve to modify the letter agreement

dated May 1, 1997 ("Fourth Interim Extension

Agreement") between Joan Vass Inc. ("Vass") and you

("Signal") pursuant to which the June 1, 1992 License

Agreement ("License Agreement") between Vass and

Signal, as extended by March 29, 1996 Interim Extension

Agreement ("First Interim Extension Agreement"),

September 11, 1996 Interim Extension Agreement ("Second

Interim Extension Agreement") and January 31, 1997

Interim Extension Agreement ("Third Interim Extension

Agreement"), was extended beyond its May 31, 1996

termination date, as follows:

     1.   Paragraph 2 of the First Interim Extension

Agreement is modified so that the Term of the License

Agreement shall be deemed extended to November 30, 1998

and shall be applicable to the Fall 1998 and Holiday

1998 Collections (the "Fourth Extended Collections").

     2.   Paragraph 2 of the Fourth Interim Extension

Agreement is amended to provide for the following

payment obligations due on and after the date hereof,

in place of the payment obligations set forth therein:

DATE OF PAYMENT               OBLIGATION TO BE PAID
No later than the due         Payment of third party
dates reflected on the        expenses (as determined
invoices                      and approved by Vass) for
                              Vass' Fall 1998 Fashion
                              Show to be held in
                              April 1998, up to
                              a maximum of $70,000
                              ("Fashion Show
                              Expenses").  (Signal
                              hereby indemnifies Vass
                              from liability for non-
                              payment of such Fashion
                              Show Expenses.)

January 30, 1998              Payment of Royalty on Net
                              Sales of u.s.a. garments
                              in the month of December
                              1997

February 28, 1998             Payment of Royalty on Net
                              Sales of u.s.a. garments
                              in the month of January
                              1998

March 1, 1998                 Payment of the sum of
                              $62,500

March 30, 1998                Payment of Royalty on Net
                              Sales of u.s.a. garments
                              between December 1, 1997
                              and February 28, 1998, in
                              excess of the payments
                              scheduled to be made
                              January 30, 1998 and
                              February 28, 1998

April 30, 1998                Payment of Royalty on Net
                              Sales of u.s.a. garments
                              in the month of March
                              1998

May 30, 1998                  Payment of Royalty on Net
                              Sales of u.s.a. garments
                              in the month of April
                              1998

June 1, 1998                  Payment of the sum of
                              $62,500

June 30, 1998                 Payment of Royalty on Net
                              Sales of u.s.a. garments
                              between March 1, 1998
                              and May 30, 1998, in
                              excess of the payments
                              scheduled to be made
                              April 30, 1998 and
                              May 30, 1998

July 30, 1998                 Payment of Royalty on Net
                              Sales of u.s.a. garments
                              in the month of June
                              1998

August 30, 1998               Payment of Royalty on Net
                              Sales of u.s.a. garments
                              in the month of July 1998

September 1, 1998             Payment of the sum of
                              $62,500

September 30, 1998            Payment of Royalty on Net
                              Sales of u.s.a. garments
                              between June 1, 1998
                              and August 30, 1998, in
                              excess of the payments
                              scheduled to be made
                              July 30, 1998 and
                              August 30, 1998

October 30, 1998              Payment of Royalty on Net
                              Sales of u.s.a. garments
                              in the month of September
                              1998

November 30, 1998             Payment of Royalty on Net
                              Sales of u.s.a. garments
                              in the month of October
                              1998

December 30, 1998             Payment of Royalty on Net
                              Sales of u.s.a. garments
                              between September 1, 1998
                              and November 30, 1998, in
                              excess of the payments
                              scheduled to be made
                              October 30, 1998 and
                              November 30, 1998

January 30, 19998             Payment of Royalty on Net
                              Sales during the
                              "Disposal Period" (as
                              defined in the License
                              Agreement) of u.s.a.
                              garments in the month of
                              December 1998

February 28, 1999             Payment of Royalty on Net
                              Sales during the Disposal
                              Period of u.s.a. garments
                              in the month of January
                              1999

March 30, 1999                Payment of Royalty on Net
                              Sales during the
                              Disposal Period of
                              u.s.a. garments between
                              December 1, 1998 and
                              February 28, 1999, in
                              excess of the payments
                              scheduled to be made
                              January 30, 1999 and
                              February 28, 1999


     3.   Paragraph 3 of the First Interim Extension

Agreement is hereby revised to read as follows:


          "3. The parties recognize that in order that prototypes of Joan Vass u.s.a. garments for the Fourth
Extended Collections be available to permit Signal to manufacture sales samples for selling in a timely fashion, it is necessary that Vass periodically work on the development of the Fourth Extended Collections prototypes at Signal's Heritage facility in Marion, South Carolina. Vass agrees to undertake the development of the prototypes subject to this letter agreement upon the following conditions:


               "a.  Signal acknowledges that Vass'
designs for the Fourth Extended Collections are and at all times shall be and remain the property of Vass.

               "b.  All prototypes, patterns and
specification sheets for garments for the Fourth
Extended Collections developed by Vass and Signal
(Heritage) shall at all times be and remain the property of Vass. Upon the termination of the License
Agreement, the same shall be delivered to Vass at its offices in New York within five (5) days of Vass' written demand therefore. Vass shall be responsible for the expense of shipping and shall have the option to credit Signal for such shipping expense and the direct expense of preparation of prototypes, patterns and specification sheets against the amounts due and to come due to it as Royalties under the License
Agreement, which direct expenses shall be the responsibility of Vass if the above option is exercised by Vass.

               "c.  The provisions of Section 4.5(a)
and (o) shall not be applicable during the period covered by this Agreement except that Signal shall continue the program of cooperative advertising of u.s.a. garments for the Fourth Extended Collections customarily offered by it during the Term of the License Agreement to Signal customers.

               "d.  So long as Signal is in compliance
with the License Agreement and the terms of this letter agreement, Signal shall be entitled to offer for sale and accept any orders for the Resort 1997, Spring 1998, Summer 1998, Fall 1998 and Holiday 1998 Collections garments without further approval of Vass.

               "e.  Upon termination of the License
Agreement, (i) Vass shall have the option to purchase all samples manufactured by Signal for the Fourth
Extended Collections, or any one or more of them, at Signal's (Heritage's) direct cost; (ii) Vass shall have the option to purchase at Signal's (Heritage's) cost all inventoried yarns and other materials and accessories, allocated to u.s.a. garments and (iii)
Vass shall also have the option to assume any yarn contracts held by Signal (Heritage) allocated to u.s.a.
garments.

          "Such options shall be exercised by Vass by written notice following the termination of the License
Agreement given within twenty days (20) after receipt of notice from Signal (Heritage) of the (a) inventory of samples available for Vass' purchase and Signal's
(Heritage's) cost, (b) inventory of yarn, other materials and accessories available for Vass' purchase and Signal's (Heritage's) cost and (c) a description of the yarn contracts held by Heritage which Vass may assume. Vass shall also have the option to make any payment required to be made by credit against the amounts due and to come due to it as Royalties under the License Agreement."

     4.   The first sentence of Paragraph 4 of the

First Interim Extension Agreement as modified to read

as follows:


          "The applicability of the provisions of
Section 9 of the License Agreement are conditioned upon timely compliance by Signal with the provisions of
Section 4.2 of the License Agreement governing the payment of Royalties during the Disposal Period."

     5.   The provisions of Paragraph 6 of the Second

Interim Extension Agreement shall continue in full

force and effect.

     6.   Paragraph 13 of the License Agreement is

modified to read as follows:

          "This Agreement may not be transferred,
assigned, pledged, mortgaged or otherwise disposed of by Designer or Licensee in whole or in part."


     7.   Vass has been informed by Signal that it is

endeavoring to sell substantially all of the assets of

its Heritage Division, which assets are used in the

manufacture of the Licensed Products.  The parties

agree that, upon the sale of the Heritage Division and

Vass entering into a license agreement with such

purchaser, this Fifth Interim Extension Agreement will

be modified so that Signal will have no responsibility

to manufacture the Licensed Products following the

effective date of sale of the assets of the Division.

The parties also recognize that an adjustment to

Signal's obligations to pay the $62,500 quarterly fee

also may be necessary in the event such a transaction

occurs.

     8.   The terms and provisions of the License

Agreement as modified by the First Interim Extension

Agreement, the Second Interim Extension Agreement, the

Third Interim Extension Agreement, the Fourth Interim

Extension Agreement, and as further modified by the

provisions of this Fifth Interim Extension Agreement

are hereby ratified, affirmed and approved.


     Please signify your consent to and approval of the

foregoing by signing at the foot hereof.

                              Very truly yours,

                              JOAN VASS, INC.



                              By /s/ Joan Vass
                                 ---------------------
                                 Joan Vass, President

Consented to and Agreed

SIGNAL APPAREL COMPANY, INC.



By /s/ Robert J. Powell
   --------------------------
     Vice President